Exhibit 10.6

WARRANT

THIS WARRANT AND ANY SECURITIES ACQUIRED UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION TO THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS.  THIS WARRANT AND SUCH SECURITIES MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT IN COMPLIANCE WITH THE CONDITIONS SPECIFIED IN THE WARRANT AGREEMENT (THE “WARRANT AGREEMENT”) DATED AS OF MARCH 31, 2011 AMONG PATRICK INDUSTRIES, INC. (THE “COMPANY”) AND THE HOLDERS FROM TIME TO TIME OF THE WARRANTS ISSUED THEREUNDER, PURSUANT TO WHICH THIS WARRANT WAS ISSUED.

THIS WARRANT AND THE SECURITIES REPRESENTED HEREBY ARE SUBJECT TO THE TERMS AND CONDITIONS OF THE WARRANT AGREEMENT AND THE SECOND AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT DATED AS OF DECEMBER 11, 2008 AMONG PATRICK INDUSTRIES, INC., THE OTHER PARTIES THERETO, AS SUCH AGREEMENTS MAY BE AMENDED, MODIFIED, SUPPLEMENTED, RESTATED OR OTHERWISE CHANGED FROM TIME TO TIME.

PATRICK INDUSTRIES, INC.

COMMON STOCK PURCHASE WARRANT

No. CSW-31MAR11-1	March 31, 2011

Warrant to Purchase
125,000 Shares of Common Stock

PATRICK INDUSTRIES, INC., an Indiana corporation (the “Company”), for value received, hereby certifies that Tontine Capital Overseas Master Fund II, L.P. or its registered assigns (the “Holder”) is entitled to purchase from the Company that number of duly authorized, validly issued, fully paid and nonassessable shares of Common Stock, without par value, of the Company (the “Common Stock”) set forth above, at a purchase price per share equal to the Exercise Price, at any time or from time to time on or after the date hereof, but prior to 11:59 p.m., New York City time, on March 31, 2016, all subject to the terms, conditions and adjustments set forth in the Warrant Agreement dated as of March 31, 2011 among the Company and the holders from time to time of the Warrants issued thereunder (the “Warrant Agreement”).  Capitalized terms used and not otherwise defined herein have the meanings assigned such terms in the Warrant Agreement.

This Warrant is one of the Warrants (such term to include any such warrants issued in substitution therefor) referred to and issued under the Warrant Agreement. The number of shares of Common Stock issuable upon exercise of this Warrant as set forth on the face hereof is subject to certain adjustments as provided in the Warrant Agreement.  The Holder is entitled to certain benefits as set forth in the Second Amended and Restated Registration Rights Agreement dated as of December 11, 2008 among the Company and the other parties thereto, as such agreement may be amended, modified, supplemented, restated or otherwise changed from time to time (the “Registration Rights Agreement”).  Copies of the Warrant Agreement and the Registration Rights Agreement are available from the Company at no charge upon the request of the Holder.

Dated: March __, 2011	PATRICK INDUSTRIES, INC.

	By:	/s/ Andy L. Nemeth
	Name:	Andy L. Nemeth
	Title:	Executive Vice President of Finance, Chief Financial Officer, Secretary and Treasurer